Putnam
Utilities
Growth and
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03

[GRAPHIC OMITTED: RULER]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

We are pleased to report that Putnam Utilities Growth and Income Fund turned in strong positive results for the 12 months ended October 31, 2003. The fund's performance at net asset value exceeded that of its Lipper peer group average. However, the fund underperformed its benchmark, because of its heavier emphasis on stocks of higher-quality companies as well as its ownership of bonds and telecom stocks, which did not perform as strongly as utilities stocks. You will find the details in the following report, which also provides a thorough discussion of performance and strategy during the fiscal year and offers the management team's view of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003


Report from Fund Management

Fund highlights

 * Putnam Utilities Growth and Income Fund advanced strongly during the fiscal year ended October 31, 2003, with class A shares gaining 23.17% at net asset value and 16.08% at public offering price for the year.

 * Due to differences in composition and emphasis, the fund underperformed the S&P Utilities Index, which returned 26.25% for the same period.

 * Superior stock selection enabled the fund to outperform the 19.12% average return of its Lipper Utility Funds peer group based on results at net asset value.

 * The fund's quarterly distribution was reduced in June 2003. See page 5 for details.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Utilities stock performance stayed strong throughout the fiscal year, as the financial climate in the gas and power sector improved and the overall stock market continued to rally. Lower-quality, financially challenged companies gained the most from the market rally as these companies stood to benefit most from bank decisions to increase access to capital. The fund underperformed the S&P Utilities Index due to the management team's continued emphasis on stocks of companies with higher-quality balance sheets in an environment that favored stocks of lower-quality companies. In addition, the fund's exposure to the telecommunications sector -- a sector not represented in the benchmark -- also detracted from relative results as this sector continued to face difficulties in the United States and underperformed utilities during the period. The fund's focus on recovering California-based regulated utilities was a key strategy that helped it to finish ahead of the average return of the funds in its Lipper category.

FUND PROFILE

Putnam Utilities Growth and Income Fund seeks capital growth and current income by investing in stocks and bonds of utilities such as natural gas, electric, and communications services companies. It may be suitable for investors who want a long-term investment that can offer both income and growth potential.


Market overview

Market conditions for utilities stocks and bonds began to improve in October 2002, and the environment remained favorable throughout the annual period. Credit rating agencies continued to slow the pace of downgrades for utilities bonds, as many companies involved in merchant-generation* and power-trading began to abandon riskier endeavors launched in the wake of deregulation and to refocus on their core businesses. Lower interest rates and an improved climate for corporate credit also enabled many of these utilities to repair damaged balance sheets. The confluence of these events spurred a rally in utilities stocks and bonds.

Also contributing to the rally in utilities securities were relatively high gas prices throughout the period, which provided a favorable backdrop for merchant-power prices. (In most of the United States, gas sets the marginal price for power providers because it is the most expensive fuel for power generation.) Since power revenues and gas prices moved together, generators utilizing gas did not experience improved profitability, while merchant generators that used relatively stable coal, lignite, and nuclear fuel to generate power did enjoy higher profits.

* Electric-generating companies allowed to sell power at varying rates; also called unregulated utilities.


-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 26.25%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     20.80%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                21.81%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  22.87%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.90%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       30.49%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                             2.29%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

The management team kept the fund's allocation to equities at 90% for much of the period, reflecting our confidence that an improved economic environment will continue to offer greater total return potential among utilities stocks than among bonds. We believe the prolonged appreciation in bond prices may taper soon. The fund's bond holdings did provide strong performance, however, benefiting from our focus on the top-performing sector of regulated utility operating companies. The fund took profits on holdings that had appreciated to levels that we believed were above fair value, and then reinvested those assets in the stocks of companies that, by our measures, were high quality and financially strong.

Within equities, the management team stayed close to its benchmark allocation of 70% to gas, power, and water, and 30% to telecommunications, including regional Bells. Many telecommunications stocks performed poorly over the past year, however, effectively reducing their proportionate contribution to fund returns while reducing their portfolio weighting. Since the telecommunications industry continues to face significant challenges in the United States, we chose not to rebalance the fund's weighting to our target allocation. Within the sector, we emphasized regional Bell operating companies, which enjoyed more favorable regulatory and competitive environments than long distance or wireless providers. Overall, the team holds a more positive view of international telecommunications markets, especially with respect to foreign wireless companies, which possess numerous growth opportunities and greater profit margins than their U.S. counterparts.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED


                             as of 4/30/03       as of 10/31/03

Electric Utilities               56.8%               59.0%

Telecommunications               20.9%               21.6%

Natural gas utilities             8.1%                8.0%

Regional Bells                    8.2%                7.5%

Telephone                         1.1%                1.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The fund's overweight positions in two California utilities stocks, PG&E and Edison International, and the bonds of Mission Energy (a subsidiary of Edison), provided superior returns over the period. All three benefited from the continued recovery of California regulated utilities from the power crisis of 2000-2001. They also benefited from the improvement in the financial environment for utilities, high retail power prices, and the reversal of some of the more harmful aspects of deregulation in California. For example, a regulatory ruling from early 2002 allowed utilities to levy a surcharge on their customers' bills in order to repay the cost of having to buy power at higher prices than those at which they sold it during California's power crisis. Although the management team expects the pace of gains registered by these securities over the period to slow in coming months, we believe that all three remain prudent investments and continue to offer total return potential.

CenterPoint Energy and TXU Corporation, which sell power-generating capacity in Texas, were also top contributors to fund returns. In addition to gas, these companies use coal, lignite, and nuclear fuel to generate electric power. This means that even when gas prices rise, at least part of these companies' energy costs remain stable, and they have been able to make a profit when selling their generating capacity at auction. In the case of Southern Company, Pepco Holdings, and Consolidated Edison, the fund's underweight positions relative to the benchmark boosted performance measurably as these securities all underperformed over the period.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 PG&E Corp.
   Electric utilities

 2 Entergy Corp.
   Electric utilities

 3 Exelon Corp.
   Electric utilities

 4 Vodafone Group PLC
   (United Kingdom)
   Telecommunications

 5 Edison International
   Electric utilities

 6 Dominion Resources, Inc.
   Electric utilities

 7 FPL Group, Inc.
   Electric utilities

 8 Verizon Communications, Inc.
   Regional Bells

 9 FirstEnergy Corp.
   Electric utilities

10 TXU Corp.
   Electric utilities

Footnote reads:
These holdings represent 40.5% of the fund's net assets as of 10/31/03. The fund's holdings will change over time.


The most significant negative influences on the fund's relative performance over the period came from companies that were either under-represented in the portfolio or not held at all. Many of these companies did not meet the management team's criteria for quality and financial soundness; indeed, some of the top stock-market performers during the year were among what we consider the financially weakest companies in the utilities universe. The Williams Companies, AES Corporation, and Calpine Corporation were three highly leveraged companies that performed exceptionally well, but which the fund did not hold.

Relative performance was also hurt by the fund's exposure to Sierra Pacific Resources, whose stock price suffered from an adverse regulatory ruling and what investors perceived as an inappropriate management response to the situation. Despite Sierra Pacific's disappointing performance over the period, we have continued to hold the stock because of its robust cash flow and strong legal position in coming regulatory battles. The stock has recovered sharply since the end of the fiscal year, supporting our thesis that it still has upside potential based on its underlying fundamentals.

In the telecommunications sector, two international market leaders were among the largest contributors to performance: NTT DoCoMo (Japan) and Vodaphone (United Kingdom). SK Telecom (South Korea) also turned in positive performance after a disappointing first half of the year. The fund's smaller-than-benchmark position in Verizon for much of the year also benefited results as this stock underperformed the benchmark until September. In August, management increased the fund's Verizon holdings to a larger-than-benchmark position, which benefited results when the stock performed strongly in the period's final months.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

In April 2003, Joshua Brooks became a member of the Putnam Utilities Team. Mr. Brooks, who joined Putnam in 2003 as Director, Global Equity Research, has more than 12 years of investment experience. In October 2003, Kevin Murphy took over the supervision of the fund's bond holdings. Kevin, who joined Putnam in 1999, has 15 years of investment experience and a special expertise in investment-grade corporate bonds.

The fund's income level has been negatively affected by two factors:
First of all, the crisis created by deregulation prompted many utilities companies to cut or eliminate their dividends and they have been slow to increase them as the environment has become more favorable. Secondly, the fund's income from bond coupons has declined measurably with the substantial drop in yields over the course of a prolonged bond market rally. These forces prompted a reduction in the fund's quarterly distribution. The class A share distribution declined from $0.055 to $0.037 per share effective as of June 2003. Other share classes experienced similar adjustments.

The fund's management team

The fund is managed by the Putnam Utilities Team. The members of the team are Michael Yogg (Portfolio Leader), Stephen Balter (Portfolio Member), Kevin Murphy (Portfolio Member), and Joshua Brooks.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

With its portfolio of high-quality, dividend-paying stocks and bonds, we believe that Putnam Utilities Growth and Income Fund is well positioned for the months ahead. Of course, broad economic conditions will continue to shape results. Recent economic data confirm that tax cuts, low interest rates, and a gradually weakening dollar have succeeded in bolstering the economy. These factors, combined with solid corporate earnings reports and stabilizing employment figures kept the market rally flourishing through the fund's fiscal year-end. However, it is wise to keep in mind that market rallies historically precede, rather than coincide with or lag, spurts in economic growth. We believe that any further market advances will likely come from earnings growth. And achieving significant earnings growth in 2004 and beyond, in our opinion, will be challenging because of 2003's higher base.

Continued favorable conditions in the utilities industry from both regulatory and fundamental perspectives are a second force shaping the fund's outlook. We believe that the utilities industry's recovery from the dislocation of deregulation is nearly complete. Accordingly, while the fund's California utilities stocks and bonds -- and other similarly dislocated securities -- still offer some appreciation potential going forward, we believe it is unlikely to be as significant as it was this past year. Therefore, we have reduced stock-specific risk in the portfolio to focus on picking up smaller gains from a wider range of overweight (greater than benchmark) positions.

Our strategy continues to be driven by fundamental research and quantitative analysis as we seek to identify companies whose stock prices are undervalued versus our estimate of their long-term business worth. These companies should be competitively positioned, exhibit sound underlying fundamentals, have good financials, and pay solid dividends. We believe this strategy will serve the fund well across a full range of market conditions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund concentrates its investments in one industry sector and involves more risk than a fund that invests more broadly.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

-------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
-------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)            (11/19/90)             (4/27/92)             (7/26/99)              (3/1/95)
-------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------
1 year                    23.17%     16.08%     22.40%     17.40%     22.45%     21.45%     22.61%     18.37%
-------------------------------------------------------------------------------------------------------------
5 years                  -15.41     -20.28     -18.45     -19.63     -18.49     -18.49     -17.51     -20.38
Annual average            -3.29      -4.43      -4.00      -4.28      -4.01      -4.01      -3.78      -4.46
-------------------------------------------------------------------------------------------------------------
10 years                  59.15      50.05      47.74      47.74      47.61      47.61      51.73      46.36
Annual average             4.76       4.14       3.98       3.98       3.97       3.97       4.26       3.88
-------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.79       6.30       5.99       5.99       5.99       5.99       6.27       5.97
-------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/03
------------------------------------------------------------------------
                               S&P          Lipper Utility
                            Utilities        Funds category
                              Index             average*
------------------------------------------------------------------------
1 year                        26.25%              19.12%
------------------------------------------------------------------------
5 years                      -14.07               -3.13
Annual average                -2.99               -0.77
------------------------------------------------------------------------
10 years                      39.66               70.80
Annual average                 3.40                5.40
------------------------------------------------------------------------
Annual average
(life of fund)                 6.48                7.90
------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 10/31/03, there were 87, 64, and 28 funds, respectively, in this Lipper category.



[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 10/31/93 to 10/31/03

                    Fund's class A              S&P
Date                 shares at POP         Utilities Index

10/31/93                 9,425                10,000
10/31/94                 8,740                 8,390
10/31/95                10,550                10,500
10/31/96                12,299                11,715
10/31/97                14,654                12,797
10/31/98                17,740                16,253
10/31/99                19,423                16,512
10/31/00                21,178                22,434
10/31/01                16,858                17,382
10/31/02                12,183                11,062
10/31/03               $15,005               $13,966

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $14,774 and $14,761, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $15,173 ($14,636 at public offering price). See first page of performance section for performance calculation method.

--------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/03
--------------------------------------------------------------------------------------------------------
                                    Class A           Class B           Class C           Class M
--------------------------------------------------------------------------------------------------------
Distributions (number)                  4                 4                 4                 4
--------------------------------------------------------------------------------------------------------
Income                              $0.1724           $0.1209           $0.1237           $0.1387
--------------------------------------------------------------------------------------------------------
Capital gains                            --                --                --                --
--------------------------------------------------------------------------------------------------------
Return of capital 1                  0.0116            0.0081            0.0083            0.0093
--------------------------------------------------------------------------------------------------------
Total                               $0.1840           $0.1290           $0.1320           $0.1480
--------------------------------------------------------------------------------------------------------
Share value:                     NAV        POP         NAV               NAV          NAV        POP
--------------------------------------------------------------------------------------------------------
10/31/02                        $6.71      $7.12       $6.67             $6.67        $6.70      $6.94
--------------------------------------------------------------------------------------------------------
10/31/03                         8.06       8.55        8.02              8.02         8.05       8.34
--------------------------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------------------------
Current dividend rate 2         1.84%      1.73%       1.10%             1.10%        1.24%      1.20%
--------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 3      2.43       2.29        1.68              1.68         1.93       1.86
--------------------------------------------------------------------------------------------------------

1 See page 36.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.



--------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------
                          Class A              Class B               Class C              Class M
(inception dates)       (11/19/90)            (4/27/92)             (7/26/99)             (3/1/95)
--------------------------------------------------------------------------------------------------------
                      NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------
1 year               25.36%     18.23%     24.60%     19.60%     24.45%     23.45%     24.80%     20.51%
--------------------------------------------------------------------------------------------------------
5 years             -15.75     -20.60     -18.84     -20.01     -18.89     -18.89     -17.84     -20.73
Annual average       -3.37      -4.51      -4.09      -4.37      -4.10      -4.10      -3.85      -4.54
--------------------------------------------------------------------------------------------------------
10 years             56.34      47.39      45.12      45.12      44.99      44.99      48.91      43.64
Annual average        4.57       3.96       3.79       3.79       3.78       3.78       4.06       3.69
--------------------------------------------------------------------------------------------------------
Annual average
(life of fund)        6.68       6.19       5.88       5.88       5.88       5.88       6.15       5.86
--------------------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


Independent auditors' report

To the Trustees and Shareholders of
Putnam Utilities Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Utilities Growth and Income Fund (the "fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2003


The fund's portfolio
October 31, 2003

Common stocks (90.3%) (a)
Number of shares                                                          Value

Broadcasting (--%)
-------------------------------------------------------------------------------
         2,176 Antena 3 Television SA (Spain) (NON)                     $71,070

Combined Utilities (0.4%)
-------------------------------------------------------------------------------
       300,162 United Utilities PLC (United
               Kingdom)                                               2,400,288

Electric Utilities (55.3%)
-------------------------------------------------------------------------------
       142,600 Alliant Energy Corp.                                   3,430,956
       150,820 Ameren Corp.                                           6,734,113
       316,800 American Electric Power Co., Inc.                      8,930,592
     1,131,500 CenterPoint Energy, Inc.                              11,100,015
       169,500 Consolidated Edison, Inc.                              6,859,665
       414,931 Dominion Resources, Inc.                              25,559,750
       132,089 DTE Energy Co.                                         4,871,442
       580,608 Duke Energy Corp.                                     10,538,035
     1,312,160 Edison International (NON)                            25,862,674
        14,100 Electrabel SA (Belgium)                                3,898,808
       893,922 Electricidade de Portugal SA (Portugal)                2,026,061
       334,063 Energy East Corp.                                      7,499,714
       573,150 Entergy Corp.                                         30,892,785
       485,600 Exelon Corp.                                          30,811,320
       405,900 FirstEnergy Corp.                                     13,958,901
       305,900 FPL Group, Inc.                                       19,498,066
       115,030 Iberdrola SA (Spain)                                   1,918,586
     1,411,634 PG&E Corp. (NON)                                      34,514,451
       165,734 Pinnacle West Capital Corp.                            6,059,235
       265,013 Progress Energy, Inc.                                 11,422,060
       195,275 Public Power Corp. 144A (Greece)
               (NON)                                                  4,207,989
       151,500 Public Service Enterprise Group,
               Inc.                                                   6,191,805
       125,297 Puget Energy, Inc.                                     2,848,001
        92,600 SCANA Corp.                                            3,175,254
     1,909,100 Sierra Pacific Resources (NON)                        11,397,327
       391,377 Southern Co. (The)                                    11,663,035
        86,700 TransAlta Corp. (Canada)                               1,245,879
       604,153 TXU Corp.                                             13,786,771
       123,800 Wisconsin Energy Corp.                                 4,054,450
       321,938 XCEL Energy, Inc.                                      5,279,783
                                                                 --------------
                                                                    330,237,523

Natural Gas Utilities (7.8%)
-------------------------------------------------------------------------------
        31,800 Energen Corp.                                          1,172,466
       212,300 Equitable Resources, Inc.                              8,746,760
        54,139 KeySpan Corp.                                          1,893,241
        76,703 Kinder Morgan Management, LLC (NON)                    2,910,879
        79,748 Kinder Morgan, Inc.                                    4,270,505
       212,250 MDU Resources Group, Inc.                              4,803,218
        78,500 National Fuel Gas Co.                                  1,754,475
       292,052 NiSource, Inc.                                         6,048,397
       125,235 ONEOK, Inc.                                            2,490,924
        53,600 Piedmont Natural Gas Co., Inc.                         2,129,528
        81,400 Questar Corp.                                          2,584,450
        92,600 Sempra Energy                                          2,574,280
        65,700 South Jersey Industries, Inc.                          2,492,001
       126,655 Vectren Corp.                                          2,989,058
                                                                 --------------
                                                                     46,860,182

Oil & Gas (0.4%)
-------------------------------------------------------------------------------
        64,700 Enbridge, Inc. (Canada)                                2,540,122

Regional Bells (7.1%)
-------------------------------------------------------------------------------
       328,050 BellSouth Corp.                                        8,630,996
       514,000 SBC Communications, Inc. (SEG)                        12,325,720
       170,537 Telus Corp. (Canada)                                   2,987,859
       549,400 Verizon Communications, Inc.                          18,459,840
                                                                 --------------
                                                                     42,404,415

Telecommunications (18.5%)
-------------------------------------------------------------------------------
        48,120 ALLTEL Corp.                                           2,274,632
        43,500 America Movil SA de CV ADR Ser. L
               (Mexico)                                               1,035,300
       754,850 AT&T Wireless Services, Inc. (NON)                     5,472,663
        78,400 BCE, Inc. (Canada)                                     1,772,624
       546,830 BT Group PLC (United Kingdom)                          1,721,284
        77,271 CenturyTel, Inc.                                       2,762,438
       160,000 China Telecom Corp., Ltd. (China)                         53,057
       862,000 China Unicom, Ltd. (Hong Kong)                           810,359
       151,600 Citizens Communications Co. (NON)                      1,887,420
        66,350 Cosmote Mobile Communications SA
               (Greece)                                                 761,932
       601,687 Deutsche Telekom AG (Germany) (NON)                    9,441,101
       541,188 Koninklijke (Royal) KPN NV
               (Netherlands) (NON)                                    4,113,809
        77,390 KT Corp. (South Korea)                                 3,081,208
           483 Nippon Telegraph and Telephone Corp.
               (NTT) (Japan)                                          2,157,898
         4,978 NTT DoCoMo, Inc. (Japan)                              10,780,382
     3,137,840 Olivetti SpA (Italy) (NON)                             8,187,765
       376,852 Portugal Telecom SGPS SA ADR
               (Portugal)                                             3,184,399
        22,340 SK Telecom Co., Ltd. (South Korea)                     3,946,796
         9,632 Swisscom AG (Switzerland)                              2,803,020
        25,156 TDC A/S (Denmark)                                        808,590
       307,080 Telecom Corp. of New Zealand, Ltd.
               (New Zealand)                                            912,568
       753,913 Telecom Italia Mobile SpA (Italy)                      3,478,804
       643,507 Telefonica SA (Spain) (NON)                            8,003,046
        14,186 Telefonos de Mexico SA de CV
               (Telmex) ADR Class L (Mexico)                            456,080
       309,141 Telenor ASA (Norway)                                   1,683,489
    13,780,756 Vodafone Group PLC (United Kingdom)                   28,938,399
                                                                 --------------
                                                                    110,529,063

Water Utilities (0.8%)
-------------------------------------------------------------------------------
       190,450 Philadelphia Suburban Corp.                            4,498,429
                                                                 --------------
               Total Common stocks (cost $506,735,042)             $539,541,092

Corporate bonds and notes (8.6%) (a)
Principal amount                                                          Value

Cable Television (--%)
-------------------------------------------------------------------------------
      $120,000 Rogers Cable Inc. sec. notes 6 1/4s,
               2013 (Canada)                                           $120,000

Electric Utilities (3.7%)
-------------------------------------------------------------------------------
       680,000 AEP Texas Central Co. sr. notes
               Ser. D, 5 1/2s, 2013                                     685,838
       215,000 Alabama Power Co. sr. notes Ser. S,
               5 7/8s, 2022                                             215,801
       170,000 Appalachian Power Co. notes 3.6s,
               2008                                                     166,523
        50,000 CenterPoint Energy Houston Electric
               LLC 144A general ref. mtge. 5 3/4s,
               2014                                                      51,994
        65,000 CenterPoint Energy, Inc. 144A notes
               7 1/4s, 2010                                              69,654
       180,000 Cincinnati Gas & Electric bonds
               Ser. B, 5 3/8s, 2033                                     159,163
        95,000 Cleveland Electric Illuminating Co.
               (The) sec. notes Ser. D, 7.43s, 2009                     109,036
       430,000 Connecticut Light & Power Co. 1st
               mtge. Ser. D, 7 7/8s, 2024                               526,764
       700,000 Consolidated Edison Co. of New York
               debs. Ser. B, 7.15s, 2009                                806,936
        95,000 Constellation Energy Group, Inc.
               notes 7s, 2012                                           107,694
       690,000 Constellation Energy Group, Inc. sr.
               notes 6 1/8s, 2009                                       755,277
       585,000 Consumers Energy Co. 144A 1st. mtge.
               5 3/8s, 2013                                             580,571
        40,000 Dayton Power & Light Co. (The) 144A
               1st mtge. 5 1/8s, 2013                                    39,987
     1,155,000 Dominion Resources, Inc. sr. notes
               8 1/8s, 2010                                           1,381,032
       650,000 DPL, Inc. sr. notes 6 7/8s, 2011                         678,798
       715,000 DTE Energy Co. sr. notes 7.05s, 2011                     807,335
       650,000 Duke Capital Corp. sr. notes Ser. A,
               6 1/4s, 2005                                             678,941
       265,000 Duke Energy Corp. 1st mtge. 5.3s,
               2015                                                     265,230
       275,000 Duquesne Light Co. 1st mtge. Ser. O,
               6.7s, 2012                                               307,905
       525,000 Entergy Arkansas Inc. 144A 1st mtge.
               5.4s, 2018                                               497,285
        80,000 Enterprise Capital Trust II company
               guaranty FRN Ser. B, 2.36s, 2028                          65,002
     1,120,000 FirstEnergy Corp. notes Ser. B,
               6.45s, 2011                                            1,189,701
        60,000 FirstEnergy Corp. notes Ser. C,
               7 3/8s, 2031                                              64,096
       645,000 Florida Power & Light Co. 1st mtge.
               5.95s, 2033                                              651,387
       420,000 Florida Power & Light Co. 1st mtge.
               5 5/8s, 2034                                             403,500
       535,000 Florida Power Corp. 1st mtge. 5.9s,
               2033                                                     526,397
       145,000 Indianapolis Power & Light 144A 1st
               mtge. 6.3s, 2013                                         148,112
       975,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                      648,375
       195,000 Monongahela Power Co. 1st mtge. 5s,
               2006                                                     199,951
       205,000 National Rural Utilities Cooperative
               Finance Corp. coll. trust 6s, ,2006                      221,973
        20,000 National Rural Utilities Cooperative
               Finance Corp. coll. trust 3s, 2006                        20,250
       105,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                     111,563
       495,000 New Century Energies, Inc. coll.
               trust 6 3/8s, 2005                                       532,664
       140,000 New York State Electric & Gas Corp.
               bonds 5 3/4s, 2023                                       132,296
       740,000 Niagara Mohawk Power Corp. sr. notes
               Ser. G, 7 3/4s, 2008                                     857,209
       215,000 NiSource Finance Corp. company
               guaranty 7 7/8s, 2010                                    254,397
       355,000 Oncor Electric Delivery Co. sec.
               notes 6 3/8s, 2012                                       388,942
        70,000 PacifiCorp Sinking Fund 1st mtge.
               5.45s, 2013                                               71,990
        55,000 Panhandle Eastern Pipe Line 144A
               notes 4.8s, 2008                                          56,173
     1,210,000 Peco Energy Co. 1st mtge. 4 3/4s,
               2012                                                   1,201,399
       310,000 Pepco Holdings, Inc. notes 5 1/2s,
               2007                                                     327,998
       135,000 Potomac Edison Co. 1st mtge. 8s,
               2024                                                     138,431
        75,000 Powergen U.S. Funding, LLC company
               guaranty 4 1/2s, 2004                                     76,589
       515,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                            585,475
       245,000 Progress Energy, Inc. sr. notes
               6 3/4s, 2006                                             266,610
       655,000 Progress Energy, Inc. sr. notes
               6.05s, 2007                                              706,599
       510,000 PSEG Power, LLC company guaranty
               6.95s, 2012                                              571,037
        50,000 Public Service Company of New Mexico
               sr. notes 4.4s, 2008                                      50,444
       240,000 Public Service Electric & Gas Co.
               1st mtge. FRN 6 3/8s, 2008                               262,415
       150,000 Rochester Gas & Electric notes
               6 3/8s, 2033                                             151,054
       270,000 South Carolina Electric & Gas Co.
               1st mtge. 5.8s, 2032                                     264,373
       130,000 Southern California Edison Co. 1st
               mtge. 8s, 2007                                           145,925
       275,000 Southern Power Co. 144A bonds
               4 7/8s, 2015                                             260,993
       305,000 Southwestern Public Service Co. 144A
               bonds 6s, 2033                                           299,038
       445,000 Tampa Electric Co. notes 6 7/8s,
               2012                                                     481,731
       195,000 TXU Energy Co. 144A notes 7s, 2013                       213,196
       130,000 Western Resources, Inc. 1st mtge.
               7 7/8s, 2007                                             146,413
       195,000 Wisconsin Electric Power notes
               4 1/2s, 2013                                             189,326
        45,000 XCEL Energy, Inc. 144A sr. notes
               3.4s, 2008                                                43,663
                                                                 --------------
                                                                     21,818,451

Financial (--%)
-------------------------------------------------------------------------------
        45,000 USF&G Capital I 144A company
               guaranty 8 1/2s, 2045                                     52,465

Natural Gas Utilities (0.2%)
-------------------------------------------------------------------------------
        95,000 CenterPoint Energy Resources Corp.
               debs. 8.9s, 2006                                         108,162
       120,000 CenterPoint Energy Resources Corp.
               notes 7 3/4s, 2011                                       134,559
       165,000 Duke Energy Field Services, LLC
               notes 7 7/8s, 2010                                       192,794
        45,000 KeySpan Corp. notes 7 5/8s, 2010                          53,535
       260,000 National Fuel Gas Co. notes 5 1/4s,
               2013                                                     257,089
       240,000 Texas Eastern Transmission LP sr.
               notes 7s, 2032                                           258,778
                                                                 --------------
                                                                      1,004,917

Oil & Gas (0.2%)
-------------------------------------------------------------------------------
       240,000 Canadian Natural Resources, Ltd. sr.
               notes 5.45s, 2012 (Canada)                               247,698
       225,000 Louis Dreyfus Natural Gas Corp.
               notes 6 7/8s, 2007                                       249,551
       430,000 MidAmerican Energy Holdings Co. sr.
               notes 4 5/8s, 2007                                       443,519
        90,000 Motiva Enterprises, LLC 144A sr.
               notes 5.2s, 2012                                          91,472
        25,000 Noble Affiliates, Inc. sr. notes 8s,
               2027                                                      28,449
                                                                 --------------
                                                                      1,060,689

Regional Bells (0.4%)
-------------------------------------------------------------------------------
       250,000 Ameritech Capital Funding company
               guaranty 6 1/4s, 2009                                    273,603
       390,000 Bellsouth Capital Funding notes
               7 3/4s, 2010                                             461,490
        25,000 Michigan Bell Telephone Co. debs.
               7.85s, 2022                                               29,873
       140,000 Telus Corp. notes 8s, 2011 (Canada)                      160,954
       670,000 Telus Corp. notes 7 1/2s, 2007
               (Canada)                                                 744,084
       865,000 Verizon Global Funding Corp. notes
               7 1/4s, 2010                                             987,885
                                                                 --------------
                                                                      2,657,889

Telecommunications (3.1%)
-------------------------------------------------------------------------------
       945,000 AT&T Corp. sr. notes 8s, 2031                          1,071,590
       855,000 AT&T Corp. sr. notes 7.8s, 2011                          968,950
       160,000 AT&T Wireless Services, Inc. sr.
               notes 8 3/4s, 2031                                       192,408
     1,990,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011                                     2,273,937
       265,000 British Telecommunications PLC bonds
               8 7/8s, 2030 (United Kingdom)                            341,213
     1,600,000 British Telecommunications PLC notes
               8 3/8s, 2010 (United Kingdom)                          1,936,760
       715,000 Cingular Wireless, LLC sr. notes
               5 5/8s, 2006                                             771,002
       600,000 Citizens Communications Co. notes
               9 1/4s, 2011                                             748,876
       330,000 Citizens Communications Co. sr.
               notes 7 5/8s, 2008                                       378,791
       410,000 Deutsche Telekom International
               Finance BV bonds 8s,  2010
               (Netherlands)                                            493,439
     1,270,000 Deutsche Telekom International
               Finance BV company guaranty
               8 3/4s, 2030 (Netherlands)                             1,598,714
       195,000 Deutsche Telekom International
               Finance BV notes 5 1/4s,
               2013 (Netherlands)                                       193,798
       490,000 France Telecom notes 10s, 2031
               (France)                                                 646,712
       935,000 France Telecom notes 7 3/4s, 2011
               (France)                                               1,128,002
       105,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8 3/8s, 2030
               (Netherlands)                                            131,044
        55,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8s, 2010 (Netherlands)                       65,551
     2,065,000 Sprint Capital Corp. company
               guaranty 7 5/8s, 2011                                  2,271,944
     1,075,000 Sprint Capital Corp. company
               guaranty 6 7/8s, 2028                                  1,011,652
       620,000 Sprint Capital Corp. company
               guaranty 6 1/8s, 2008                                    652,994
       230,000 Telecom Italia Capital 144A bank
               guaranty 4s, 2008 (Luxembourg)                           229,718
       150,000 Telecom Italia Capital 144A company
               guaranty 6 3/8s,  2033 (Luxembourg)                      148,202
        70,000 Telecom Italia Capital 144A company
               guaranty 5 1/4s,  2013 (Luxembourg)                       69,819
     1,080,000 Verizon Wireless, Inc. notes 5 3/8s,
               2006                                                   1,153,692
        75,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom)                                     90,120
       205,000 Vodafone Group PLC notes 7 5/8s,
               2005 (United Kingdom)                                    219,960
                                                                 --------------
                                                                     18,788,888

Telephone (1.0%)
-------------------------------------------------------------------------------
     4,030,000 New England Telephone & Telegraph
               Co. debs. 7 7/8s, 2029                                 4,749,126
       105,000 Telecorp PCS, Inc. company guaranty
               stepped-coupon zero %  (11 5/8s,
               4/15/04), 2009 (STP)                                     109,264
       950,000 Telefonica Europe BV company
               guaranty 7 3/4s, 2010 (Netherlands)                    1,121,106
                                                                 --------------
                                                                      5,979,496
                                                                 --------------
               Total Corporate bonds and notes
               (cost $49,474,305)                                   $51,482,795

Collateralized mortgage obligations (--%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $42,037 Lehman Brothers Floating Rate
               Commercial Mtg. Trust 144A  Ser.
               03-C4, Class A, 1.72s, 2015                              $42,037
       146,976 TIAA Retail Commercial Mortgage
               Trust Ser. 99-1, Class A,  7.17s,
               2032                                                     160,255
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $205,013)                             $202,292

U.S. government and agency obligations (--%) (a) (cost $60,950)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $57,724 Federal National Mortgage
               Association Pass-Through
               Certificates 7s, November 1, 2031                        $60,779

Short-term investments (8.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $36,149,347 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.04% to 1.07% and due dates ranging
               from November 3, 2003 to December
               22, 2003 (d)                                         $36,123,897
    11,854,188 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.95% to 1.15%
               and due dates ranging from November
               3, 2003 to December 24, 2003 (d)                      11,854,188
                                                                 --------------
               Total Short-term investments (cost $47,978,085)      $47,978,085
-------------------------------------------------------------------------------
               Total Investments (cost $604,453,395)               $639,265,043
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $597,473,803.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2003.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at October 31, 2003.


Forward currency contracts to buy at October 31, 2003
(aggregate face value $9,070,491)
-------------------------------------------------------------------------------------------------------
                                        Market           Aggregate         Delivery         Unrealized
                                        value           face value           date          appreciation
-------------------------------------------------------------------------------------------------------
Australian Dollars                     $187,853          $171,570          12/17/03           $16,283
British Pounds                        1,478,303         1,452,973          12/17/03            25,330
Danish Krone                            305,092           284,827          12/17/03            20,265
Hong Kong Dollars                     2,356,860         2,344,003          12/17/03            12,857
Japanese Yen                          3,183,573         3,007,485          12/17/03           176,088
Swedish Krona                         1,965,116         1,809,633          12/17/03           155,483
-------------------------------------------------------------------------------------------------------
                                                                                             $406,306
-------------------------------------------------------------------------------------------------------




Forward currency contracts to sell at October 31, 2003
(aggregate face value $18,326,621)
-------------------------------------------------------------------------------------------------------
                                                                                            Unrealized
                                        Market          Aggregate          Delivery       appreciation/
                                        value          face value            date        (depreciation)
-------------------------------------------------------------------------------------------------------
Canadian Dollars                     $5,469,571        $5,309,007          12/17/03         $(160,564)
Euro                                  9,513,125         8,925,365          12/17/03          (587,760)
Mexican Peso                          1,180,741         1,181,222          12/17/03               481
New Zealand Dollars                     534,006           493,329          12/17/03           (40,677)
Norwegian Krone                         941,107           897,139          12/17/03           (43,968)
Swiss Francs                          1,607,067         1,520,559          12/17/03           (86,508)
-------------------------------------------------------------------------------------------------------
                                                                                            $(918,996)
-------------------------------------------------------------------------------------------------------



Futures contracts outstanding at October 31, 2003
                                                                                          Unrealized
                                        Market          Aggregate          Expiration    appreciation/
                                        value          face value             date      (depreciation)
------------------------------------------------------------------------------------------------------
U. S. Treasury Bond
20 yr (Long)                         $1,087,188        $1,048,998            Dec-03           $38,190
U. S. Treasury Note
5 yr (Long)                           1,900,814         1,903,541            Dec-03            (2,727)
U. S. Treasury Note
10 yr (Short)                         1,684,453         1,666,108            Dec-03           (18,345)
------------------------------------------------------------------------------------------------------
                                                                                              $17,118
------------------------------------------------------------------------------------------------------




Credit default contracts outstanding at October 31, 2003
(premium received $138,628)
                                                                            Notional            Market
                                                                             amount             value
------------------------------------------------------------------------------------------------------
Agreement with Deutsche Bank AG effective September 19, 2003, maturing on September 20, 2008, to receive a premium equal to
2.95% times the notional amount. For each credit default event related to one of the 100 issues within the TRACER 100, 09/20/2008
Bond Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-
market value of the defaulted issue.                                       $4,700,000         $114,680
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
October 31, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $34,086,248
of securities on loan (identified cost $604,453,395) (Note 1)    $639,265,043
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           2,434,444
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                332,362
-------------------------------------------------------------------------------
Receivable for securities sold                                      1,400,916
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                4,953
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               406,787
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             110,841
-------------------------------------------------------------------------------
Total assets                                                      643,955,346

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                       23,137
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          7,669,397
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,037,042
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            134,036
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                119,364
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              879
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                206,081
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                  919,477
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                 53,581
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $138,628) (Note 1)                                           114,680
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 36,123,897
-------------------------------------------------------------------------------
Other accrued expenses                                                 79,972
-------------------------------------------------------------------------------
Total liabilities                                                  46,481,543
-------------------------------------------------------------------------------
Net assets                                                       $597,473,803

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $785,915,383
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          545,810
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (223,342,609)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  34,355,219
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $597,473,803

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($478,304,258 divided by 59,323,046 shares)                             $8.06
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.06)*                  $8.55
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($111,162,763 divided by 13,869,310 shares)**                           $8.02
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,699,447 divided by 461,249 shares)**                                $8.02
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,307,335 divided by 535,036 shares)                                  $8.05
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.05)*                  $8.34
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended October 31, 2003

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $336,584)                        $17,432,408
-------------------------------------------------------------------------------
Interest                                                            5,161,319
-------------------------------------------------------------------------------
Securities lending                                                    136,388
-------------------------------------------------------------------------------
Total investment income                                            22,730,115

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,050,708
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,129,684
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             27,540
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       13,415
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,184,820
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,093,271
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  37,394
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  34,068
-------------------------------------------------------------------------------
Other                                                                 572,003
-------------------------------------------------------------------------------
Total expenses                                                      8,142,903
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                          (203,419)
-------------------------------------------------------------------------------
Net expenses                                                        7,939,484
-------------------------------------------------------------------------------
Net investment income                                              14,790,631
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                  (54,124,776)
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                       (57,263)
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (1,327,971)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                   76,198
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                  5,889
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                   (349,401)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and credit default contracts during the year            162,403,905
-------------------------------------------------------------------------------
Net gain on investments                                           106,626,581
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $121,417,212
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended October 31
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $14,790,631      $21,597,161
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                            (55,427,923)    (164,816,045)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               162,054,504    (121,647,675)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        121,417,212    (264,866,559)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
-------------------------------------------------------------------------------
   Class A                                       (11,117,606)     (17,845,811)
-------------------------------------------------------------------------------
   Class B                                        (1,810,630)      (3,176,354)
-------------------------------------------------------------------------------
   Class C                                           (63,431)         (92,301)
-------------------------------------------------------------------------------
   Class M                                           (88,044)        (138,941)
-------------------------------------------------------------------------------
  From return of capital
-------------------------------------------------------------------------------
   Class A                                          (773,845)      (1,896,919)
-------------------------------------------------------------------------------
   Class B                                          (126,030)        (337,630)
-------------------------------------------------------------------------------
   Class C                                            (4,415)          (9,811)
-------------------------------------------------------------------------------
   Class M                                            (6,128)         (14,769)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (94,298,032)    (201,791,213)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           13,129,051     (490,170,308)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                584,344,752    1,074,515,060
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $545,810 and $122,988,
respectively)                                   $597,473,803     $584,344,752
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------


Per-share                                                       Year ended October 31
operating performance                   2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.71           $9.56          $13.86          $14.06          $13.62
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .19             .23             .25             .36             .39
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.34           (2.84)          (2.73)            .75             .87
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.53           (2.61)          (2.48)           1.11            1.26
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.17)           (.22)           (.25)           (.38)           (.39)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --           (1.53)           (.93)           (.43)
-------------------------------------------------------------------------------------------------------------
From return of capital                  (.01)           (.02)           (.04)             --              --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)           (.24)          (1.82)          (1.31)           (.82)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.06           $6.71           $9.56          $13.86          $14.06
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 23.17          (27.73)         (20.40)           9.04            9.49
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $478,304        $469,497        $846,231      $1,128,437      $1,000,789
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.23            1.12            1.05            1.01            1.00
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.65            2.68            2.14            2.78            2.80
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.12           44.93           91.91           29.42           17.58
-------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------


Per-share                                                      Year ended October 31
operating performance                   2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.67           $9.51          $13.78          $13.98          $13.54
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .14             .16             .16             .26             .28
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.34           (2.82)          (2.70)            .74             .87
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.48           (2.66)          (2.54)           1.00            1.15
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                       (.12)           (.16)           (.17)           (.27)           (.28)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --           (1.53)           (.93)           (.43)
-------------------------------------------------------------------------------------------------------------
From return of capital                  (.01)           (.02)           (.03)             --              --
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.13)           (.18)          (1.73)          (1.20)           (.71)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.02           $6.67           $9.51          $13.78          $13.98
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 22.40          (28.35)         (20.93)           8.19            8.69
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $111,163        $107,158        $213,564        $335,411        $566,426
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.98            1.87            1.80            1.76            1.75
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.89            1.92            1.39            2.06            2.06
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.12           44.93           91.91           29.42           17.58
-------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------
                                                                                                      For the
                                                                                                      period
                                                                                                      July 26,
                                                                                                     1999+ to
Per-share                                              Year ended October 31                         October 31
operating performance                   2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.67           $9.51          $13.79          $14.04          $14.34
---------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (a)                .14             .16             .16             .25             .07
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.34           (2.82)          (2.70)            .74            (.26)
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.48           (2.66)          (2.54)            .99            (.19)
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                       (.12)           (.16)           (.18)           (.31)           (.11)
---------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --           (1.53)           (.93)             --
---------------------------------------------------------------------------------------------------------------
From return of capital                  (.01)           (.02)           (.03)             --              --
---------------------------------------------------------------------------------------------------------------
Total distributions                     (.13)           (.18)          (1.74)          (1.24)           (.11)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.02           $6.67           $9.51          $13.79          $14.04
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 22.45          (28.37)         (20.93)           8.12           (1.33)*
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,699          $3,332          $6,028          $4,734            $486
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.98            1.87            1.80            1.76             .47*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.87            1.93            1.38            1.94             .53*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.12           44.93           91.91           29.42           17.58
---------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------


Per-share                                                      Year ended October 31
operating performance                   2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.70           $9.55          $13.83          $14.03          $13.60
---------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (a)                .16             .18             .19             .29             .32
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.34           (2.83)          (2.71)            .75             .86
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.50           (2.65)          (2.52)           1.04            1.18
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                       (.14)           (.18)           (.20)           (.31)           (.32)
---------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --           (1.53)           (.93)           (.43)
---------------------------------------------------------------------------------------------------------------
From return of capital                  (.01)           (.02)           (.03)             --              --
---------------------------------------------------------------------------------------------------------------
Total distributions                     (.15)           (.20)          (1.76)          (1.24)           (.75)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.05           $6.70           $9.55          $13.83          $14.03
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 22.61          (28.16)         (20.72)           8.49            8.87
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,307          $4,358          $8,692         $13,320         $14,045
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.73            1.62            1.55            1.51            1.50
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.16            2.17            1.64            2.28            2.30
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.12           44.93           91.91           29.42           17.58
---------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2003

Note 1
Significant accounting policies

Putnam Utilities Growth and Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.


B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2003, the value of securities loaned amounted to $34,086,248. The fund received cash collateral of $36,123,897 which is pooled with collateral of other Putnam funds into 32 issuers of high grade short-term investments.

J) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003 the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $218,318,499 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
 $166,676,667   October 31, 2010
   51,641,832   October 31, 2011

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses and both realized and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2003, the fund reclassified $1,288,098 to decrease undistributed net investment income with a decrease to accumulated net realized losses of $1,288,098.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $83,767,391
Unrealized depreciation            (53,962,737)
                                  ------------
Net unrealized appreciation         29,804,654
Capital loss carryforward         (218,318,499)
Cost for federal income
tax purposes                      $609,460,389


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the sub custodian bank for the settlement of securities purchased by the fund. At October 31, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2003, the fund's expenses were reduced by $203,419 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,208 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $39,673 and $393 from the sale of class A and class M shares, respectively, and received $190,937 and $1,114 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received $8,439 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $233,808,270 and $333,347,297, respectively. Purchases and sales of U.S. government obligations aggregated $174,262 and $177,263, respectively.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                           --               $--
----------------------------------------------------------------
Options opened                         225,438            76,198
Options expired                       (225,438)          (76,198)
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

Note 4
Capital shares

At October 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,968,805       $38,806,411
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       750,808        10,520,396
----------------------------------------------------------------
                                     6,719,613        49,326,807

Shares repurchased                 (17,417,636)     (127,026,184
----------------------------------------------------------------
Net decrease                       (10,698,023)     $(77,699,377)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,179,092       $52,428,681
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,539,397        13,837,250
----------------------------------------------------------------
                                     7,718,489        66,265,931

Shares repurchased                 (26,174,107)     (213,238,251)
----------------------------------------------------------------
Net decrease                       (18,455,618)    $(146,972,320)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,651,899       $19,667,659
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       236,911         1,708,515
----------------------------------------------------------------
                                     2,888,810        21,376,174

Shares repurchased                  (5,091,519)      (36,936,965)
----------------------------------------------------------------
Net decrease                        (2,202,709)     $(15,560,791)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,820,415       $24,052,687
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       274,368         2,460,936
----------------------------------------------------------------
                                     3,094,783        26,513,623

Shares repurchased                  (9,481,614)      (78,122,877)
----------------------------------------------------------------
Net decrease                        (6,386,831)     $(51,609,254)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            336,269        $2,535,396
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,154            56,002
----------------------------------------------------------------
                                       341,423         2,591,398

Shares repurchased                    (379,438)       (2,852,232)
----------------------------------------------------------------
Net decrease                           (38,015)        $(260,834)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            273,199        $2,377,216
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         7,784            69,849
----------------------------------------------------------------
                                       280,983         2,447,065

Shares repurchased                    (415,409)       (3,499,593)
----------------------------------------------------------------
Net decrease                          (134,426)      $(1,052,528)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            297,759        $2,243,451
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            8,009            86,962
----------------------------------------------------------------
                                       305,768         2,330,413

Shares repurchased                    (421,614)       (3,107,443)
----------------------------------------------------------------
Net decrease                          (115,846)        $(777,030)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             95,720          $782,640
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           12,297           110,075
----------------------------------------------------------------
                                       108,017           892,715

Shares repurchased                    (367,706)       (3,049,826)
----------------------------------------------------------------
Net decrease                          (259,689)      $(2,157,111)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.



Federal tax information
(Unaudited)

For the year ended October 31, 2003, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is entirely due to foreign currency losses.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2003, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN026-203406  840/884/869  12/03


Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003